EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND

IN RE:                                            ss.
                                                  ss.
ALL SEASONS PROPERTIES, INC.                      ss.    Chapter 11
                  Debtor                          ss.    CASE NO. 00-5-6934-JS
                                                  ss.

Form 1    Deposit/Investment Account Report

          NO OPEN BANK ACCOUNTS
          ---------------------------------------------------------------------

Form 2    Authorization for Release of Information

          NO OPEN BANK ACCOUNTS
          ---------------------------------------------------------------------
Form 3    Insurance Report

          POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
          SCHEDULE ATTACHED.
          ---------------------------------------------------------------------
Form 4    Verification of Fiduciary's Federal Tax Deposit

          DEBTOR HAS NO EMPLOYEES.
          ---------------------------------------------------------------------
Form 5    Financial Background Information

        1. Accounting Basis      Cash    X  Accrual
        2. Preparer:      Name ANN COHEN
                          Address  6177 LAKE ELLENOR DR.
                                   ORLANDO, FL  32809
                          Telephone Number  (407) 532-1239
                          Position  V.P. ACCOUNTING

        3. Employee Information  None

        4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                         Yes     X  No

           If Yes, explain:
                            ---------------------------------------------------
        5. Are all BUSINESS LICENSE or BONDS current?
                                         Yes        No       N/A   X

        6. PRE-PETITION ACCOUNTS RECEIVABLE:    None
        7. POST-PETITION ACCOUNTS RECEIVABLE:   None
        8. POST-PETITION ACCOUNTS PAYABLE:      None

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ALL SEASONS PROPERTIES, INC                               CASE NO. 00-5-6934-JS

     9. TAXES. Are all taxes being paid to the proper taxing
        authorities when due?
                                     X   Yes        No
    10. BANK ACCOUNTS  Have you changed banks or any other financial
        institution during this period?  Yes    X   No
    11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
        and are all current?         X   Yes        No
    12. INSURANCE.  Policy expiration dates:  See Sunterra Corporation
    13. ACTIONS OF DEBTOR.    During the last month, did the Debtor:
        (a)  Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                         Yes     X  No
        If yes, explain:
        OR:  consent to relief from the automatic stay (Sec. 362)?
                                         Yes     X  No
             If yes, explain:
                             ----------------------------------------------
        (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?

                                     X   Yes        No

             If no, explain:
                            -----------------------------------------------
     14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
         with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein
         (including sales by creditors)?

                                               Yes    X  No
          If yes, explain:
          If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
     15. PAYMENTS TO SECURED CREDITORS during Reporting Period:    NONE
     16. PAYMENTS TO PROFESSIONALS:                                NONE
     17  QUARTERLY U.S. TRUSTEE FEES PAID DURING REPORTING PERIOD: NONE

         VERIFICATION
                   I declare under penalty of perjury that the
         information contained in this Monthly Operating Report
         (including Schedules) is true and correct to the best of my knowledge, information and belief.
          Dated:      DEBTOR IN POSSESSION
          Name/Title  DAVID E. HAWTHORNE, VICE PRESIDENT  By DAVID E. HAWTHORNE
          ADDRESS:    6177 S LAKE ELLENOR DR.                ------------------
          TELEPHONE:  ORLANDO, FL  32809

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

ALL SEASONS PROPERTIES, INC.                            CASE NO. 00-5-6934-JS

Form 6            INCOME STATEMENT              No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
ALL SEASONS REALTY, INC.                 ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6935-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
           SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ALL SEASONS REALTY, INC.                                  CASE NO. 00-5-6935-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
                            -------------------------------------------
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
                           --------------------------------------------
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                                   ------------------------------------
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                                                         ----------------------
                  Address:     6177 S Lake Ellenor Dr.
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
ARGOSY GRAND BEACH, INC                  ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6938-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
           SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
                            -----------------------------------------
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ARGOSY GRAND BEACH, INC.                                  CASE NO. 00-5-6938-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                                                         ----------------------
                  Address:     6177 S Lake Ellenor Dr.
                  Telephone:   Orlando, FL  32809

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
ARGOSY HILTON HEAD INC.                  ss.  Chapter 11
             Debtor                      ss.  CASE NO. 00-5-6939-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
           SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

ARGOSY HILTON HEAD, INC.                                  CASE NO. 00-5-6939-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      NONE
        16. PAYMENTS TO PROFESSIONALS:                                  NONE
        17. QUARTERLY U.S. TRUSTEE FEES PAID DURING REPORTING PERIOD:   NONE

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

ARGOSY HILTON HEAD, INC.                                  CASE NO. 00-5-6939-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                          ss.
                                                ss.
ARGOSY KGI Grand Beach Investment Partnership   ss.  Chapter 11
           Debtor                               ss.  CASE NO. 00-5-6940-JS
                                                ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
           SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
                             -------------------------------------------
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ARGOSY KGI GRAND BEACH INVESTMENT PARTNERSHIP              CASE NO. 00-5-6940-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      NONE
        16. PAYMENTS TO PROFESSIONALS:                                  NONE
        17. QUARTERLY U.S. TRUSTEE FEES PAID DURING REPORTING PERIOD:   NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:       9/1/00
                  NAME/TITLE   DAVID E. HAWTHORNE
                  ADDRESS:     6177 S LAKE ELLENOR DR.
                  TELEPHONE:   ORLANDO, FL  32809


DEBTOR IN POSSESSION
By:    ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP

By:    Argosy Grand Beach, Inc., a Georgia corporation
       General Partner

By:    /s/ DAVID E. HAWTHORNE
       ----------------------
       David E. Hawthorne, Vice President

By:    Argosy Partners, Inc., a Georgia corporation
Its:   General Partner

       By: /s/ DAVID E. HAWTHORNE
           ----------------------
           David E. Hawthorne, Vice President

By:    KGI Grand Beach, Inc., a California corporation
Its:   Managing General Partner

       By: /s/ DAVID E. HAWTHORNE
           ----------------------
           David E. Hawthorne, Vice President

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

ARGOSY KGI BEACH INVESTMENT PARTNERSHIP                   CASE NO. 00-5-6940-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 4

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                          ss.
                                                ss.
ARGOSY KGI Port Royal Partners                  ss.  Chapter 11
           Debtor                               ss.  CASE NO. 00-5-6941-JS
                                                ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ARGOSY KGI PORT ROYAL PARTNERS                            CASE NO. 00-5-6941-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      NONE
        16. PAYMENTS TO PROFESSIONALS:                                  NONE
        17. QUARTERLY U.S. TRUSTEE FEES Paid During Reporting Period:   NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

ARGOSY KGI PORT ROYAL PARTNERS                            CASE NO. 00-5-6941-JS

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:       9/1/00
                  NAME/TITLE   DAVID E. HAWTHORNE
                  ADDRESS:     6177 S LAKE ELLENOR DR.
                  TELEPHONE:   ORLANDO, FL  32809


                               DEBTOR IN POSSESSION

            Argosy/KGI Port Royal Partners, a South Carolina general partnership

                       By: KGI Port Royal Inc., a South Carolina corporation

                             By:  /s/ DAVID E. HAWTHORNE
                                  ----------------------------------
                                  David E. Hawthorne, Vice President
                                  Its: Vice President



                      By: Argosy Hilton Head, Inc., a South Carolina corporation


                              By:  /s/ DAVID E. HAWTHORNE
                                  -------------------------------
                                  David Hawthorne, Vice President
                                  Its: Vice President


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

ARGOSY KGI PORT ROAL PARTNERS                             CASE NO. 00-5-6941-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 4

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
AKGI Lake Tahoe Investments Inc.         ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6932-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

AKGI LAKE TAHOE INVESTMENTS INC.                           CASE NO. 00-5-6932-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      NONE
        16. PAYMENTS TO PROFESSIONALS:                                  NONE
        17. QUARTERLY U.S. TRUSTEE FEES PAID DURING REPORTING PERIOD:   NONE

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:                                 DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

AKGI LAKE TAHOE INVESTMENT INC.                            CASE NO. 00-5-6932-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
ARGOSY Partners, Inc.                    ss.  Chapter 11
        Debtor                           ss.  CASE NO. 00-5-6942-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

ARGOSY PARTNERS, INC.                                      CASE NO. 00-5-6942-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the autormatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
                  Dated:                                 DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
AVCOM International, Inc.                ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6943-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

AVCOM INTERNATIONAL, INC.                                 CASE NO. 00-5-6943-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

AVCOM INTERNATIONAL, INC.                                  CASE NO. 00-5-6943-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Grand Beach Partners, LP                 ss.  Chapter  11
                  Debtor                 ss.  CASE NO. 00-5-6944-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

Grand Beach Partners, LP.                                 CASE NO. 00-5-6944-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      NONE
        16. PAYMENTS TO PROFESSIONALS:                                  NONE
        17. QUARTERLY U.S. TRUSTEE FEES Paid During Reporting Period:   NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

         VERIFICATION
                  I declare under penalty of perjury that the information contained in this Monthly Operating Report including Schedules) is true and correct to the best of my nowledge, information and belief.

         Dated:       9/1/00
         Name/Title   DAVID E. HAWTHORNE
         Address:     6177 S LAKE ELLENOR DR.
         Telephone:   ORLANDO, FL  32809


                     DEBTOR IN POSSESSION

                     By: GRAND BEACH PARTNERS, LP

                     By: ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP
                             Its general partner
                     BY: Argosy Grand Beach, Inc., a Georgia Corporation
                     Its: General Partner

                         By:  /s/ DAVID E. HAWTHORNE
                         --------------------------------------
                         By: David E. Hawthorne, Vice President



                     By:  Argosy Partners, Inc., a Georgia corporation
                     Its: General Partner

                          By:  /s/ DAVID E. HAWTHORNE
                          --------------------------------------
                          By: David E. Hawthorne, Vice President


                     By:  KGI Grand Beach Inc., a California Corporation
                     Its: Managing General Partner

                          By: David E. Hawthorne, Vice President


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                        PAGE 3

GRAND  BEACH PARTNERS, LP                                  CASE NO. 00-5-6944-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 4

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Greensprings Plantation Resorts, Inc.    ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6947-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

GREENSRPINGS PLANTATION RESORTS, INC.                     CASE NO. 00-5-6947-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employee and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

GREENSPRINGS PLANTATION RESORTS, INC.                      CASE NO. 00-5-6947-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
KGI Grand Beach Investments, Inc.        ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6949-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

KGI GRAND BEACH INVESTMENTS, INC.                         CASE NO. 00-5-6949-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

KGI GRAND BEACH INVESTMENTS, INC.                          CASE NO. 00-5-6949-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
KGI Port Royal, Inc.                     ss.  Chapter 11
             Debtor                      ss.  CASE NO. 00-5-6950-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

KGI PORT ROYAL, INC.                                      CASE NO. 00-5-6950-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

KGK PORT ROYAL, INC.                                      CASE NO. 00-5-6950-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
KGI Lake Tahoe Development, Inc.         ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6951-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

        1. Accounting Basis    Cash   X    Accrual
        2. Preparer:            Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

KGK LAKE TAHOE DEVELOPMENT, INC.                          CASE NO. 00-5-6951-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

KGK LAKE TAHOE DEVELOPMENT, INC.                           CASE NO. 00-5-6951-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Lakewood Development, Inc.               ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6953-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION SEE
           SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

LAKEWOOD DEVELOPMENT, INC.                                CASE NO. 00-5-6953-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

LAKEWOOD DEVELOPMENT, INC.                                 CASE NO. 00-5-6953-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Plantation Resorts Group, Inc.           ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6955-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

PLANTATION RESORTS GROUP, INC.                             CASE NO. 00-5-6955-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

PLANTATION RESORTS GROUP, INC.                             CASE NO. 00-5-6955-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Pointe Partners, Limited Partnership     ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6956-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

POINTE PARTNERS, LIMITED PARTNERSHIP                       CASE NO. 00-5-6956-JS


         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action
                  MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None



MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

POINTE PARTNERS, LIMITED PARTNERSHIP                       CASE No. 00-5-6596-JS

VERIFICATION

         I declare under penalty of perjury that the information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.
Dated:              9/1/00
Name/Title:   DAVID E. HAWTHORNE
Address:      6177 S LAKE ELLENOR DR.
Telephone:    ORLANDO, FL 32809


                              DEBTOR IN POSSESSION

                     By: Harich Tahoe Developments, a Nevada general partnerhsip

                           By: Lakewood Development, Inc. a Nevada Corporation

                               By:  /s/ DAVID E. HAWTHORNE
                                    --------------------------------------------
                                    David E. Hawthorne, Vice President

                           By: Ridgewood Development, Inc., a Nevada corporation

                               By:  /s/ DAVID E. HAWTHORNE
                                    --------------------------------------------
                                    David E. Hawthorne, Vice President


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

POINTE PARTNERS, LIMITED PARTNERSHIP                       CASE NO. 00-5-6956-JS



Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 4

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Premier Vacations Inc.                   ss.  Chapter 11
                  Debtor                 ss.  CASE NO. 00-5-6959-JS
                                         ss.

Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

PREMIER VACATIONS INC.                                    CASE NO. 00-5-6959-JS


         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

PREMIER VACATIONS INC.                                    CASE NO. 00-5-6959-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Resort Connections, Inc.                 ss. Chapter 11
                                         ss. CASE NO. 00-5-6960-JS
                  Debtor                 ss.


Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

RESORT CONNECTIONS, INC.         CASE NO. 00-5-6960-JS



         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employeeS and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

RESORT CONNECTIONS, INC.                                  CASE NO. 00-5-6960-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Ridgewood Development, Inc.              ss. Chapter 11
                                         ss. CASE NO. 00-5-6963-JS
                  Debtor                 ss.


Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

RIDGEWOOD DEVELOPMENT, INC.                              CASE NO. 00-5-6963-JS


         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employeeS and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

RIDGEWOOD DEVELOPMENT, INC.                              CASE NO. 00-5-6963-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
RGK Inc.                                 ss. Chapter 11
                                         ss. CASE NO. 00-5-6964-JS
                  Debtor                 ss.


Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

RGK INC.                                                 CASE NO. 00-5-6964-JS


         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employeeS and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

RGK INC.                                                 CASE NO. 00-5-6964-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
IN RE:                                   ss.
                                         ss.
Williamsburg Vacations, Inc.             ss. Chapter 11
                                         ss. CASE NO. 00-5-6967-JS
                  Debtor                 ss.


Form 1     Deposit/Investment Account Report

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 2     Authorization for Release of Information

           NO OPEN BANK ACCOUNTS
           --------------------------------------------------------------------

Form 3     Insurance Report

           POLICIES MAINTAINED BY PARENT SUNTERRA CORPORATION
           SEE SCHEDULE ATTACHED.
           --------------------------------------------------------------------

Form 4     Verification of Fiduciary's Federal Tax Deposit

           DEBTOR HAS NO EMPLOYEES.
           --------------------------------------------------------------------

Form 5     Financial Background Information

         1. Accounting Basis    Cash   X    Accrual
         2. Preparer:           Name    ANN COHEN
                             Address    6177 LAKE ELLENOR DR.
                                        ORLANDO, FL  32809
                    Telephone Number    (407) 532-1239
                            Position    V.P. ACCOUNTING
         3. Employee Information        NONE
         4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?
                                    Yes   X     No
            If Yes, explain:
         5. Are all BUSINESS LICENSE or BONDS current?
                                    Yes         No         N/A  X
         6. PRE-PETITION ACCOUNTS RECEIVABLE:     NONE
         7. POST-PETITION ACCOUNTS RECEIVABLE:    NONE
         8. POST-PETITION ACCOUNTS PAYABLE:       NONE

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 1

WILLIAMSBURG VACATIONS, INC.                             CASE NO. 00-5-6967-JS

         9. TAXES. Are all taxes being paid to the proper taxing authorities when due?
                                             X  Yes        No
        10. BANK ACCOUNTS    Have you changed banks or any other financial
            institution during this period?     Yes     X  No
        11. Are all BOOKS & RECORDS of the debtor(s) being maintained monthly
            and are all current?             X  Yes        No
        12. INSURANCE.    Policy expiration dates:   See Sunterra Corporation

        13. ACTIONS OF DEBTOR.   During the last month, did the Debtor:
            (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
                                                Yes     X  No
            If yes, explain:
            OR:  consent to relief from the automatic stay (Sec. 362)?
                                                Yes     X  No
            If yes, explain:
            (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?
                                             X  Yes        No
            If no, explain:
        14. TRANSFER OF SALE OF PROPERTY.   Did the Debtor or any person
            with control over any of Debtor's assets transfer, convey or abandon ANY of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
                                                Yes     X  No
                  If yes, explain:
                  If yes, a copy of the court order authorizing the referenced action MUST BE ATTACHED.
        15. PAYMENTS TO SECURED CREDITORS during Reporting Period:      None
        16. PAYMENTS TO PROFESSIONALS:                                  None
        17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:   None

                  VERIFICATION
                            I declare under penalty of perjury that the
                  information contained in this Monthly Operating Report (including Schedules) is true and correct to the best of my knowledge, information and belief.

                  Dated:                             DEBTOR IN POSSESSION
                  Name/Title   David E. Hawthorne    By: /s/ DAVID E. HAWTHORNE
                  Address:     6177 S Lake Ellenor Dr.   ----------------------
                  Telephone:   Orlando, FL  32809


MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 2

WILLIAMSBURG VACATIONS, INC.                             CASE NO. 00-5-6967-JS

Form 6   INCOME STATEMENT                       No Income or Expenses
                                                No Accounts Receivable
                                                No Accounts Payable
Form 8   CASH RECONCILIATION REPORT             No Receipts or Disbursements
Form 9   CASH RECONCILIATION REPORT             No Payroll or Tax Accounts
Form 10  BALANCE SHEET
Form 12  CASH DISBURSEMENT                      No Cash Disbursements
         SUMMARY REPORT

           No assets or liabilities except as Guarantor or Co-Debtor.

MONTHLY OPERATING REPORT SUMMARY        JUNE 2000                       PAGE 3

                      ADDENDUM TO MONTHLY OPERATING REPORT

       The Debtor has sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtor will review its records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtor reserves the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtor deems appropriate. This Monthly Operating Report should not be considered an admission regarding the Debtor's income, expenditures or general financial condition, but rather the Debtor's current compilation of such information based on its investigations to date. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtor or its counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.